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                     SUPPLEMENT DATED JANUARY 27, 2012 TO

                       PROSPECTUS DATED MAY 1, 2011 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                GENWORTH LIFE OF NEW YORK VA SEPARATE ACCOUNT 1

The supplement dated October 14, 2011 to your prospectus indicated that the Fidelity VIP FundsManager(R) 50% Portfolio -- Service Class 2 and Fidelity VIP FundsManager(R) 60% Portfolio -- Service Class 2 were being added to your Contract effective January 27, 2012. Those portfolios will not be available under your Contract. All references to those portfolios in the prospectus are deleted.

The supplement dated October 14, 2011 to your prospectus explained that, subject to approval by shareholders, on or about the close of business January 27, 2012, Genworth Life Insurance Company of New York and Genworth Life of New York VA Separate Account 1 plan to substitute shares of certain portfolios of Genworth Variable Insurance Trust (the "Existing Portfolios") for shares of certain portfolios of Fidelity(R) Variable Insurance Products Fund (the "Substitute Portfolios"). Any contract value that you have allocated to a subaccount investing in the Existing Portfolio(s) on the date of the substitutions will, in effect, be transferred to a subaccount investing in the corresponding Substitute Portfolio(s). As a reminder, within 90 days after the proposed substitutions, you may make transfers of contract value from each subaccount investing in the Substitute Portfolio(s) to any other available subaccount(s). The Company will not consider such transfers for the purpose of calculating the number of transfers that may be made each calendar year without invoking our right to assess a transfer charge or for purposes of calculating the number of transfers that can be made each calendar year by U.S. Mail, voice response, telephone or facsimile. Please note that if you have elected an optional living benefit rider, any transfers are subject to the limitations imposed by the Investment Strategy for that rider.

GLICNY SUPPD 01/27/12